$600,000,000

K. HOVNANIAN ENTERPRISES, INC.

111/2% Senior Secured Notes due 2013

PURCHASE AGREEMENT

May 16, 2008

CREDIT SUISSE SECURITIES (USA) LLC ("Credit Suisse")

BANC OF AMERICA SECURITIES LLC

J.P. MORGAN SECURITIES INC.

WACHOVIA CAPITAL MARKETS, LLC

As Representatives of the Several Purchasers (the “Representatives”),

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

1. Introductory. K. Hovnanian Enterprises, Inc., a California corporation (the “Company”), agrees with the several initial purchasers named in Schedule A hereto (the “Purchasers”) subject to the terms and conditions stated herein, to issue and sell to the several Purchasers U.S.$600,000,000 principal amount of its 111/2% Senior Secured Notes due 2013 (“Offered Securities”) to be issued under an indenture, to be dated as of the Closing Date (the “Indenture”), among the Company, the Guarantors (as defined below) and Deutsche Bank National Trust Company, a national banking association, as trustee (the “Trustee”). The Offered Securities will be unconditionally guaranteed on a secured basis as to the payment of principal and interest by Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”) and the subsidiary guarantors listed on Schedule B hereto (together with Hovnanian, the “Guarantors” and such guarantees, the “Guarantees”). The Offered Securities and the Guarantees will be secured by a second-priority lien on the Collateral (as defined in the General Disclosure Package referred to below). A first-priority lien on the Collateral will secure the Company’s obligations under the Revolving Credit Agreement, as amended as of the Closing Date among the Company, as Borrower, PNC Bank, National Association, as Agent, the other parties named therein and the Lenders named therein (the “New Credit Agreement”) pursuant to one or more pledge agreements, one or more mortgages and deeds of trust, security agreements and an intercreditor agreement. As used herein, the term “Security Documents” has the meaning assigned to it in the General Disclosure Package.

The holders of the Offered Securities (including subsequent transferees) will be entitled to the benefits of a Registration Rights Agreement to be dated as of the Closing Date among the Company, the Guarantors and the Purchasers (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors agree to file with the Commission under the circumstances set forth therein, (i) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) relating to the Offered Securities and related Guarantees in a like aggregate principal amount as the Company issued under the Indenture, identical in all material respects to the Offered Securities and registered under the Securities Act (the “Exchange Securities”), to be offered in exchange for the Offered Securities (such offer to exchange being referred to as the “Exchange Offer”) or, in certain circumstances (ii) a shelf registration statement pursuant to Rule 415 (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, the “Registration Statements”) relating to the resale by certain holders of the Offered Securities and Guarantees, and to use its reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

Each of the Company and each Guarantor hereby agrees with the several Purchasers as follows:

2. Representations and Warranties of the Company and Hovnanian. The Company and Hovnanian represent and warrant to, and agree with, the several Purchasers that:

(a) Offering Circulars; Certain Defined Terms. The Company has prepared or will prepare a Preliminary Offering Circular and a Final Offering Circular.

For purposes of this Agreement:

“Applicable Time” means 2:45 p.m. (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning set forth in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Offering Circular” means the final offering circular relating to the Offered Securities to be offered by the Purchasers that discloses the offering price and other final terms of the Offered Securities and is dated as of the date of this Agreement (even if finalized and issued subsequent to the date of this Agreement).

“Free Writing Communication” means a written communication (as such term is defined in Rule 405) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Securities and is made by means other than the Preliminary Offering Circular or the Final Offering Circular.

“General Disclosure Package” means the Preliminary Offering Circular together with any Issuer Free Writing Communication existing at the Applicable Time and the information in which is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.

“Issuer Free Writing Communication” means a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Offered Securities or of their offering, in the form retained in the Company’s records.

“Preliminary Offering Circular” means the preliminary offering circular, dated May 16, 2008, relating to the Offered Securities to be offered by the Purchasers.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the New York Stock Exchange and the NASDAQ Stock Market (“Exchange Rules”).

“Supplemental Marketing Material” means any Issuer Free Writing Communication other than any Issuer Free Writing Communication specified in Schedule C hereto. Supplemental Marketing Materials include, but are not limited to, the electronic Bloomberg roadshow slides and the accompanying audio recording.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Securities Act.

(b) Disclosure. As of the date of this Agreement, the Final Offering Circular does not, and as of the Closing Date, the Final Offering Circular will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Applicable Time, and as of the Closing Date, neither (i) the General Disclosure Package, nor (ii) any individual Supplemental Marketing Material, when considered together with the General Disclosure Package, included, or will include, any untrue statement of a material fact or omitted, or will omit, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding two sentences do not apply to statements in or omissions from the Preliminary or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material based upon written information furnished to the Company by any Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof. The documents incorporated by reference in the General Disclosure Package and the Final Offering Circular, at the time they were or hereafter are filed with the Commission and except as otherwise subsequently disclosed therein, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together and with the other information in the General Disclosure Package and the Final Offering Circular, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the Rules and Regulations. The preceding sentence does not apply to statements in or omissions from the Preliminary or Final Offering Circular based upon written information furnished to the Company by any Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

(c) Good Standing of the Company, Hovnanian and its Subsidiaries. Each of the Company, Hovnanian and its subsidiaries has been duly incorporated or formed, as the case may be, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization and has the corporate power, or its equivalent in the case of a limited partnership or limited liability company, and authority to carry on its business as described in the General Disclosure Package and to own, lease and operate its properties; and each is duly qualified and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Hovnanian and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(d) Capital Stock. All outstanding shares of capital stock of the Company and Hovnanian have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights; all of the outstanding shares of capital stock of each of Hovnanian’s direct and indirect subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned by Hovnanian, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a “Lien”) other than Liens securing obligations under the Offered Securities and the Guarantees and the New Credit Agreement.

(e) Indenture. The Indenture has been duly authorized by the Company and each Guarantor; when the Indenture has been duly executed and delivered by the Company and each Guarantor, and, assuming that the Indenture is a valid and binding obligation of the Trustee, the

Indenture will be, a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(f) Offered Securities. The Offered Securities have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Offered Securities have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Offered Securities will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. On the Closing Date, the Offered Securities will conform as to legal matters to the descriptions thereof contained in the General Disclosure Package.

(g) Trust Indenture Act. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(h) Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors; and when duly executed and delivered by the Company and each of the Guarantors (assuming due authorization, execution and delivery by the Purchasers), will be a valid and binding obligation of the Company and each of the Guarantors, enforceable in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the descriptions thereof in the General Disclosure Package.

(i) Security Documents. Each of the Security Documents to be entered into on the Closing Date (the “Existing Security Documents”) has been duly authorized by the Company (if it is a party thereto) and the applicable Guarantors that are parties thereto; and on the Closing Date, the Security Documents will have been duly executed and delivered by the Company (if it is a party thereto) and each Guarantor that is a party thereto, will constitute valid and binding obligations of such parties, enforceable in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Security Documents, when duly executed and delivered, will create valid and perfected security interests or mortgage liens in the Collateral to which they relate, subject to no prior liens other than Permitted Liens (as defined in the Indenture); and each of the representations and warranties made by the Company and the Guarantors in each Security Document to which it is a party will be true and correct in all material respects as of the Closing Date. On the Closing Date, the Security Documents will conform in all material respects as to legal matters to the descriptions thereof in the General Disclosure Package.

(j) Exchange Securities. On the Closing Date, the Exchange Securities will have been duly authorized by the Company; and when the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Registration Rights Agreement and the

Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will be a valid and binding obligation of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(k)     Guarantees. The Guarantee to be endorsed on the Offered Securities by each Guarantor has been duly authorized by such Guarantor; when the Offered Securities have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Guarantee to be endorsed on the Offered Securities by each Guarantor will conform as to legal matters to the description thereof contained in the General Disclosure Package.

(l)      Exchange Guarantees. The Guarantee to be endorsed on the Exchange Securities by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by such Guarantor. When the Exchange Securities have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of the Registration Rights Agreement and the Indenture, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Guarantee to be endorsed on the Exchange Securities by each Guarantor will conform as to legal matters to the description thereof contained in the General Disclosure Package.

(m) No Registration Rights. There are no contracts, agreements or understandings between the Company or Hovnanian and any person granting such person the right to require the Company or Hovnanian to file a registration statement under the Securities Act with respect to any securities of the Company or Hovnanian or to require the Company or Hovnanian to include such securities with the Exchange Securities and the guarantees thereof registered pursuant to any Registration Statement.

(n) Absence of Further Requirements. The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the New Credit Agreement and the Security Documents (collectively, the “Transaction Documents”) by the Company and each of the Guarantors, as applicable, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency except for (i) such consents as may be required under the securities or Blue Sky laws of the various states, (ii) the filing of UCC-1s, the recording of any mortgages or deeds of trust, and any other filing or recording necessary to perfect the interest in the Collateral pursuant to the Security Documents and (iii) the order of the Commission declaring effective any Registration Statement registering the Exchange Securities pursuant to the terms of the Registration Rights Agreement.

(o) Title to Property. Each of the Company and the Guarantors has good and marketable title to or a valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all liens and encumbrances, except Permitted Liens (as defined in the General Disclosure Package), and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

(p) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of the Transaction Documents by the Company and each of the Guarantors, as applicable, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or other organizational documents of the Company or any Guarantor or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company or Hovnanian and its subsidiaries, taken as a whole, to which the Company or the Guarantors is a party or by which the Company or the Guarantors or their respective property is bound, (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Hovnanian or any of its subsidiaries or their respective property, (iii) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company, Hovnanian or any of its subsidiaries is a party or by which the Company, Hovnanian or any of its subsidiaries or their respective property is bound, other than as contemplated by the Transaction Documents or (iv) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company, Hovnanian or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

(q) Absence of Existing Defaults and Conflicts. None of the Company, Hovnanian or any of their direct or indirect subsidiaries is in violation of its respective charter or by-laws or applicable organizational documents, as the case may be, or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, or Hovnanian and its subsidiaries, taken as a whole, to which the Company, Hovnanian or any of its subsidiaries is a party or by which the Company, Hovnanian or any of its subsidiaries or their respective property is bound.

(r) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company, Hovnanian and each other Guarantor.

(s) Possession of Licenses and Permits. Except as disclosed in the General Disclosure Package, each of the Company, Hovnanian and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an “Authorization”) of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company, Hovnanian and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

(t) Environmental Laws. Except as disclosed in the General Disclosure Package, neither the Company, Hovnanian nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), any provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(u) Insurance. Hovnanian and each of its subsidiaries maintains insurance covering their properties, assets, operations, personnel and businesses, and, in the good faith estimate of management, such insurance is of such type and in such amounts as is in accordance with customary industry practice in the locations where Hovnanian and each subsidiary conduct operations, taking into account the costs and availability of such insurance.

(v) Sarbanes-Oxley. Hovnanian and its officers and directors, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(w) Internal Control Over Financial Reporting. Hovnanian maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by Hovnanian’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of the financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; and Hovnanian’s internal control over financial reporting is effective in all material respects to perform the functions for which it was established and Hovnanian is not aware of any material weaknesses in its internal control over financial reporting.

(x) Disclosure Controls. Hovnanian maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(y) Litigation. Except as disclosed in the General Disclosure Package, there are no legal or governmental proceedings pending or threatened to which the Company, Hovnanian or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

(z) Financial Statements. The historical financial statements, together with related notes, incorporated by reference in the General Disclosure Package, present fairly the consolidated financial position, results of operations and changes in financial position of Hovnanian and its subsidiaries, on the basis stated in the documents incorporated by reference in the General Disclosure Package at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the General Disclosure Package are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of Hovnanian.

(aa) No Material Adverse Change in Business. Since the respective dates as of which information is given in the General Disclosure Package, other than as set forth in the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Hovnanian and its subsidiaries, taken as a whole,

(ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Hovnanian or any of its subsidiaries and (iii) neither Hovnanian nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

(bb) Investment Company Act. Neither the Company nor Hovnanian is and, after giving effect to the offering and sale of the Offered Securities and the application of the net proceeds thereof as described in the General Disclosure Package, neither will be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(cc) Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(dd) Ratings. No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) has indicated to the Company or Hovnanian that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook (other than a positive change) for any rating of the Company, any Guarantor or any securities of the Company or Hovnanian.

(ee) Class of Securities Not Listed. When the Offered Securities and the Guarantees are issued and delivered pursuant to this Agreement, none of the Offered Securities or the Guarantees will be of the same class (within the meaning of Rule 144A) as any security of the Company or Hovnanian that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

(ff) No Registration. No registration under the Securities Act of the Offered Securities or the Guarantees is required for the sale of the Offered Securities and the Guarantees to the Purchasers in the manner contemplated by this Agreement or the exempt resale thereof on the terms set forth herein and in the General Disclosure Package, assuming the accuracy of the Purchasers’ representations and warranties and agreements set forth in Section 4 hereof; and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

(gg) No General Solicitation; No Directed Selling Efforts. Neither the Company, nor any Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf (other than the Purchasers, as to whom the Company, Hovnanian and the Guarantors make no representation or warranty) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S (“Regulation S”) under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, the Guarantors, their respective affiliates and any person acting on its or their behalf (other than the Purchasers, as to whom the Company, Hovnanian and the Guarantors make no representation or warranty) have complied and will comply with the offering restrictions requirement of Regulation S applicable to the transactions contemplated hereby. Neither the Company nor any Guarantor has entered and neither the Company nor any Guarantor will enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

(hh) Reporting Status. Hovnanian is subject to Section 13 or 15(d) of the Exchange Act.

(ii) Accountants. The accountants, Ernst & Young LLP, that have certified the financial statements incorporated by reference in the General Disclosure Package and Final Offering Circular are an independent registered public accounting firm with respect to the Company and the Guarantors, as required by the Securities Act and the Exchange Act.

(jj) New Credit Agreement. The New Credit Agreement has been duly authorized, and when executed and delivered by the Company, the Guarantors and the other parties thereto, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. On the Closing Date, the New Credit Agreement will conform in all material respects as to legal matters to the descriptions thereof in the General Disclosure Package.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98% of the principal amount thereof plus accrued interest from May 16, 2008 to the Closing Date (as hereinafter defined), the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule B hereto.

The Company will deliver against payment of the purchase price the Offered Securities to be offered and sold by the Purchasers in reliance on Regulation S (“Regulation S Securities”) in the form of one or more permanent global Securities in registered form without interest coupons (the “Regulation S Global Securities”) which will be deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A (“144A Securities”) in the form of one permanent global security in definitive form without interest coupons (“Restricted Global Securities”) deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under “Transfer Restrictions” in the Final Offering Circular. Until the termination of the distribution compliance period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Clearstream, Luxembourg. Interests in any permanent global securities will be held only in book-entry form through Euroclear, Clearstream, Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Final Offering Circular.

Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, 10017 at 9:30 a.m., (New York time), on May 27, 2008, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “Closing Date”, against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Davis Polk & Wardwell at least 24 hours prior to the Closing Date.

4. Representations by Purchasers; Resale by Purchasers.  (a) Each Purchaser severally represents and warrants to the Company and the Guarantors that it is a “qualified institutional buyer” (as defined in Rule 144A with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Offered Securities and Guarantees.

(b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities and Guarantees, and will offer and sell the Offered Securities and Guarantees (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities or the Guarantees, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities and Guarantees, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities and Guarantees from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

Terms used in this subsection (b) have the meanings given to them by Regulation S.

(c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities and Guarantees except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company and the Guarantors.

(d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities and Guarantees in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c), including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities and Guarantees, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities and Guarantees has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

(e) Each of the Purchasers acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Purchaser pursuant to ?Section 7 hereof, counsel to the Company and the Guarantors and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and such Purchaser hereby consents to such reliance.

5. Certain Agreements of the Company and Hovnanian. The Company and Hovnanian agree with the several Purchasers that:

(a) Amendments and Supplements to Offering Circulars. The Company and Hovnanian will promptly advise the Representatives of any proposal to amend or supplement the Preliminary or Final Offering Circular and will not effect such amendment or supplementation without the Representatives’ consent (such consent not to be unreasonably withheld). If, at any time prior to the completion of the resale of the Offered Securities and Guarantees by the Purchasers, there occurs an event or development as a result of which any document included in the Preliminary or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material, if republished immediately following such event or development, included or would include an untrue statement of a material fact or omitted or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company and Hovnanian promptly will notify the Representatives of such event and promptly will prepare and furnish, at their own expense, to the Purchasers and the dealers and to any other dealers at the request of the Representatives, an amendment or supplement which will correct such statement or omission. Neither the Representatives’ consent to, nor the Purchasers delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

(b) Furnishing of Offering Circulars. The Company and Hovnanian will furnish to the Representatives copies of the Preliminary Offering Circular, each other document comprising a part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements to such documents and each item of Supplemental Marketing Material, in each case as soon as available and in such quantities as the Representatives reasonably request. At any time when the Offered Securities remain outstanding and the Company and the Guarantors are not subject to Section 13 or 15(d), the Company and Hovnanian will make available to any holder in connection with any sale thereof and prospective purchasers from such holder of the Offered Securities and Guarantees copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities and Guarantees pursuant to Rule 144A(d)(4) (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities and Guarantees. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

(c) Blue Sky Qualifications. Prior to the sale of all Offered Securities and Guarantees as contemplated hereby, the Company and the Guarantors will cooperate with the Purchasers and counsel for the Purchasers to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as the Representatives designate and to continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification, provided that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the General Disclosure Package and Final Offering Circular or sale of the Offered Securities and Guarantees as contemplated hereby, in any jurisdiction in which it is not now so subject.

(d) Reporting Requirements. So long as any of the Offered Securities and Guarantees are outstanding, to furnish to the Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company, Hovnanian and/or its subsidiaries as the Purchasers may reasonably request.

(e) Transfer Restrictions. During the period of one year after the Closing Date, the Company will, upon request, furnish to the Representatives, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

(f) No Resales by Affiliates. Until the issuance of the Exchange Securities and related Guarantees, the Company will not, and will use its reasonable best efforts not to permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities and related Guarantees that have been acquired by any of them, except for Offered Securities and related Guarantees purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(g) Payment of Expenses. The Company and the Guarantors will pay all expenses incidental to the performance of their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Security Documents, including but not limited to (i) the fees and expenses of the Trustee and its counsel in connection with the Indenture, the Offered Securities, the Exchange Securities and the Guarantees; (ii) all fees, disbursements and expenses of counsel to the Company and Guarantors and accountants of the Company and Guarantors in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities to the Purchasers, and, as applicable, the Exchange Securities, and all other fees and expenses in connection with the printing and distribution of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular, the Security Documents, all amendments and supplements thereto, each item of Supplemental Marketing Material and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities; (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market (“PORTAL”) and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) any expenses (including fees and disbursements of counsel to the Purchasers) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as the Representatives designate and the preparation and printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities; (vii) expenses incurred in distributing the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular (including any amendments and supplements thereto) and any Supplemental Marketing Material to the Purchasers; (viii) the fees and expenses of the Collateral Agent (as defined in the Indenture) and its professional advisers and (ix) any costs relating to the creation or perfection of the liens under the Security Documents (other than the costs of counsel to the Purchasers). The Company and the Guarantors will also pay or reimburse the Purchasers (to the extent incurred by them) for costs and expenses of the Company’s officers and employees and any other expenses of the Company and the Guarantors relating to investor presentations on any “road show” in connection with the offering and sale of the Offered Securities.

(h) Absence of Manipulation. In connection with the offering, until the Representatives shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company, the Guarantors, nor any of their affiliates will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

(i) Restriction on Sale of Securities. During the period beginning on the date hereof and continuing to and including the date 10 days following the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor that are substantially similar to the Offered Securities and the Guarantees (other than (A) the Offered Securities and the Guarantees, (B) commercial paper issued in the ordinary course of business or (C) borrowings under the Company’s Seventh Amended and Restated Credit Agreement or the New Credit Agreement or any term bank loan agreements), without the prior written consent of the Representatives.

(j) PORTAL. To use its best efforts to effect the inclusion of the Offered Securities in PORTAL and to maintain the listing of the Offered Securities on PORTAL for so long as the Offered Securities are outstanding.

(k) DTC. To obtain the approval of DTC for “book-entry” transfer of the Offered Securities and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Offered Securities by DTC for “book-entry” transfer.

(l) Integration. Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Exchange Act) that would be integrated with the sale of the Offered Securities to the Purchasers in a manner that would require the registration of such sale of the Offered Securities under the Exchange Act.

(m) Usury Laws. Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Offered Securities and their related Guarantees thereof.

(n) Exchange Offer. To cause the Exchange Offer to be made in the appropriate form to permit Exchange Securities and the respective guarantees thereof by the Guarantors registered pursuant to the Exchange Act to be offered in exchange for the Offered Securities and the Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

(o) Registration Rights Agreement. To comply with all of its agreements set forth in the Registration Rights Agreement.

(p) Further Actions. To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Offered Securities and the Guarantees thereof.

(q) Security Documents. To deliver, or cause to be delivered, within the time period set forth in the Indenture, each Security Document required pursuant to the Transaction Documents that is not delivered on the Closing Date.

6. Free Writing Communications. (a) Issuer Free Writing Communications. The Company and each Guarantor each represents and agrees that, unless it obtains the prior consent of Representatives, and each Purchaser represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Communication.

(b) Term Sheets. The Company consents to the use by any Purchaser of a Free Writing Communication that (i) contains only (A) information describing the preliminary terms of the Offered Securities or their offering that is consistent with the Preliminary Offering Circular or (B) information that describes the final terms of the Offered Securities or their offering and that is included in or is subsequently included in the Final Offering Circular, including by means of a pricing term sheet in the form of Exhibit C hereto, or (ii) any Supplemental Marketing Materials approved by the Company, it being understood and agreed that the Company and each Guarantor shall not be responsible to any Purchaser for liability arising from any inaccuracy in such Free Writing Communications referred to in clause (i) or (ii) as compared with the information in the Preliminary Offering Circular, the Final Offering Circular or the General Disclosure Package.

7. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy when made and on the Closing Date of the representations and warranties on the part of the Company and Hovnanian herein (as though made on the Closing Date), to the accuracy of the statements of officers of the Company and the Guarantors made pursuant to the provisions hereof, to the performance by the Company and the Guarantors in all material respects of their obligations hereunder and to the following additional conditions precedent:

(a) Accountants’ Comfort Letter. The Purchasers shall have received letters, in form and substance satisfactory to you, dated, respectively, the date hereof on the General Disclosure Package and the Closing Date on the Final Offering Circular, of Ernst & Young LLP, an independent registered public accounting firm with respect to the Company, Hovnanian and the Guarantors, containing the information and statements of the type ordinarily included in accountants’ “comfort letters” to Purchasers with respect to the financial statements and certain financial information contained in or incorporated by reference into the General Disclosure Package and the Final Offering Circular.

(b) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of Hovnanian and its subsidiaries taken as one enterprise which, in the reasonable judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of Hovnanian or the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of Hovnanian or the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that Hovnanian or the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or any suspension of trading of any securities of Hovnanian or the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States if, in the reasonable judgment of the Representatives, the effect of such disruption makes it impracticable or inadvisable to proceed with completion of the offering or the sale of, and payment for, the Offered Securities or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of, and payment for, the Offered Securities.

(c) Opinion of Counsel for Company. The Purchasers shall have received an opinion, dated the Closing Date, of Simpson Thacher & Bartlett LLP, New York, New York, counsel for the Company and the Guarantors substantially to the effect, that:

(i) assuming the Offered Securities have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, the Offered Securities will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

(ii) assuming, except with respect to Hovnanian, that the Guarantees of the Offered Securities have been duly authorized, executed and issued by the Guarantors and, assuming due authentication of the Offered Securities by the Trustee and upon payment for and delivery of the Offered Securities in accordance with this Agreement, the Guarantees will constitute valid and legally binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, except as may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

(iii) assuming, except with respect to Hovnanian, that the Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, except as may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (it being understood that such counsel need not express any opinion as to the validity, legally binding effect or enforceability of any provision of the Indenture that requires or relates to payment of any interest at a rate or in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture);

(iv) no registration under the Securities Act of the Offered Securities or the Guarantees and no qualification of the Indenture under the Trust Indenture Act is required for the offer and sale of the Offered Securities and the Guarantees by the Company and the Guarantors to the Purchasers or the reoffer and resale of the Offered Securities by the Purchasers therefrom solely in the manner contemplated by the Final Offering Circular, this Agreement and the Indenture;

(v) this Agreement has been duly authorized, executed and delivered by Hovnanian;

(vi) assuming, except with respect to Hovnanian, that the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and, assuming that the Registration Rights Agreement is the valid and legally binding obligation of the Purchasers, the Registration Rights Agreement constitutes a valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms except as may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and as rights to indemnity and contribution thereunder may be limited by applicable law and public policy (it being understood that such counsel need not express any opinion as to the validity, legally binding effect or enforceability of any provision of the Registration Rights Agreement that requires or relates to payment of any interest at a rate or in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture);

(vii) neither the Company nor Hovnanian is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Final Offering Circular, neither will be, an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended;

(viii) the statements made in the Final Offering Circular under the caption “Description of Notes”, insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

(ix) the statements made in the Final Offering Circular under the caption “Certain United States Federal Income and Estate Tax Consequences to Non-U.S. Holders,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

(x) no consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law, the Delaware Limited Liability Company Act or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law or the Delaware Limited Liability Company Act is required for the issue and sale of the Offered Securities by the Company, the issue of the Guarantees by the Guarantors and the compliance by the Company and the Guarantors with all of the provisions of this Agreement, the Registration Rights Agreement, the Indenture and the Security Documents (it being understood that no opinion is given in this paragraph (x) with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law); and

(xi) the issue and sale of the Notes by the Company, the issue of the Guarantees by the Guarantors, the execution, delivery and performance by the Company and the Guarantors of this Agreement, the Registration Rights Agreement and the Security Documents to which the Company and the Guarantors are a party, the execution and delivery of the Indenture will not breach or result in a default under the New Credit Agreement or any indenture relating to securities of the Company outstanding on the Closing Date.

In rendering such opinion, Simpson Thacher & Bartlett LLP may rely as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware or the Federal Law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of Peter S. Reinhart, Esq., Senior Vice President and General Counsel for the Company.

The opinion of Simpson Thacher & Bartlett LLP described in ?Section 7(d) above shall be rendered to you at the request of the Company and the Guarantors. In addition, you shall have received a negative assurance statement, dated the Closing Date, of Simpson Thacher & Bartlett LLP substantially to the effect that although such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Final Offering Circular or the Exchange Act documents incorporated by reference or deemed to be incorporated by reference in the Final Offering Circular (collectively, the “Exchange Act Documents”), and such counsel takes no responsibility therefor, except as and to the extent set forth in numbered paragraphs (viii) and (ix) of such counsel’s opinion letter to you dated the Closing Date, nothing has come to such counsel’s attention that causes such counsel to believe that:

the Final Offering Circular (including the Exchange Act Documents), as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Final Offering Circular or the Exchange Act Documents.

(d) Opinion of General Counsel of the Company. You shall have received on the Closing Date an opinion (satisfactory to you and counsel to the Purchasers), dated the Closing Date, of Peter S. Reinhart, Esq., Senior Vice President and General Counsel for the Company, substantially to the effect that:

(i) each of the Guarantors that is a significant subsidiary (as defined in Rule 1-02(w) of Regulation S-X) of Hovnanian is listed on Schedule I hereto (the “Significant Subsidiaries”) and each of the Company, Hovnanian and the Significant Subsidiaries has been duly incorporated or formed, as the case may be, is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate power, or its equivalent in the case of limited partnerships and limited liability companies, and authority to carry on its business as described in the Final Offering Circular and to own, lease and operate its properties;

(ii) each of the Company, Hovnanian and the Significant Subsidiaries is duly qualified and is in good standing as a foreign corporation, limited partnership or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(iii) all the outstanding shares of capital stock of the Company, Hovnanian and the Significant Subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

(iv) the Offered Securities have been duly authorized, executed and issued by the Company;

(v) the Exchange Securities have been duly authorized by the Company;

(vi) The Guarantees have been duly authorized by each of the Guarantors and, when the Offered Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Guarantees will be valid and binding obligations of each such Guarantor except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

(vii) the Indenture, the Registration Rights Agreement and each of the Security Documents have been duly authorized, executed and delivered by the Company and the Guarantors, as applicable, and this Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors other than Hovnanian;

(viii) neither the Company, Hovnanian nor any of the Significant Subsidiaries is in violation of its respective charter, by-laws or formation or organization documents, as applicable, and, to the best of such counsel’s knowledge after due inquiry, neither the Company, Hovnanian nor any of the Significant Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, Hovnanian and its subsidiaries, taken as a whole, to which the Company, Hovnanian or the Significant Subsidiaries is a party or by which the Company, Hovnanian or the Significant Subsidiaries or their respective property is bound;

(ix) the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Offered Securities and the Security Documents by the Company, the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, and Guarantees of the Offered Securities and the Security Documents to which they are party by the Guarantors, the compliance by the Company and the Guarantors with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency, (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, or by-laws or formation or organization documents, as applicable, of the Company or any of the Guarantors or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, Hovnanian and its subsidiaries, taken as a whole, to which the Company, Hovnanian or the other Guarantors is a party or by which the Company, Hovnanian or the other Guarantors or their respective property is bound, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Hovnanian, any of its subsidiaries or their respective property, (D) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company, Hovnanian or any of its subsidiaries is a party or by which the Company, Hovnanian or any of its subsidiaries or their respective property is bound or (E) result in the suspension, termination or revocation of any Authorization of the Company, Hovnanian or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization; except where the failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction or to have any such Authorization (in each case, other than with respect to the charter or by-laws or formation or organization documents) would not, singly or in the aggregate, have a Material Adverse Effect (it being understood that no opinion is given in this paragraph ?(ix) with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law);

(x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company, Hovnanian or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect, except as disclosed in the Final Offering Circular;

(xi) except as disclosed in the Final Offering Circular, neither the Company, Hovnanian nor any of its subsidiaries has violated any Environmental Law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

(xii) each of the Company, Hovnanian and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such Authorization is valid and in full force and effect and each of the Company, Hovnanian and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance or the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

(xiii) other than the Registration Rights Agreement, to the best of such counsel’s knowledge after due inquiry, there are no contracts, agreements or understandings between the Company or Hovnanian and any person granting such person the right to require the Company or Hovnanian to file a registration statement under the Exchange Act with respect to any securities of the Company or Hovnanian or to require the Company or Hovnanian to include such securities with the Exchange Securities and the guarantees thereof registered pursuant to any Registration Statement; and

(xiv) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Final Offering Circular (except for financial statements and other financial data included therein as to which no opinion need be expressed) complied when so filed as to form with the Exchange Act.

In addition, such counsel shall state that although such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Final Offering Circular or the Exchange Act Documents, and such counsel takes no responsibility therefor, nothing has come to such counsel’s attention that causes such counsel to believe that the Final Offering Circular (including the Exchange Act Documents), as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Final Offering Circular or the Exchange Act Documents.

In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the State of New Jersey, to the extent he deems proper and specified in such opinion, upon the opinion of Simpson Thacher & Bartlett LLP, counsel for the Company.

(e) Collateral Opinions. You shall have received on the Closing Date opinions, dated the Closing Date, in form substantially consistent with those delivered to the Administrative Agent in connection with the closing of the New Credit Agreement, of each opinion of counsel with respect to the Collateral and the security documents relating to the New Credit Agreement, that is delivered to the Administrative Agent.

(f) Opinion of Counsel for Purchasers. You shall have received on the Closing Date an opinion, dated the Closing Date, of Davis Polk & Wardwell, New York, New York, counsel for the Purchasers, in form and substance reasonably satisfactory to the Purchasers.

(g) Officer’s Certificate. You shall have received on the Closing Date a certificate dated the Closing Date, signed by J. Larry Sorsby, in his capacity as Executive Vice President and Chief Financial Officer of Hovnanian, confirming (i) the matters set forth in Sections 2(aa) and 2(dd), (ii) that all the representations and warranties of the Company and Hovnanian contained in this Agreement are true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date, (iii) that, in all material respects, the Company and Hovnanian have complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company and Hovnanian on or prior to the Closing Date and (iv) since the date of the most recent financial statements incorporated by reference in the General Disclosure Package and the Final Offering Circular (exclusive of any supplement thereto), there has been no material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated in the General Disclosure Package and the Final Offering Circular (exclusive of any supplement thereto).

(h) Ratings of Offered Securities. The Offered Securities shall have been rated “B+” by Standard & Poor’s and “Ba3” by Moody’s Investors Service, Inc.

(i) PORTAL Listing. The Offered Securities shall have been approved by the NASD for trading and duly listed in PORTAL.

(j) Indenture. The Representatives shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

(k) Registration Rights Agreement. The Company and the Guarantors shall have executed the Registration Rights Agreement and the Representatives shall have received an original copy thereof, duly executed by the Company and the Guarantors.

(l) New Credit Agreement. The New Credit Agreement shall have been executed by the Company, the Lenders named therein and the other parties thereto and shall have become effective. The Purchasers shall have received executed counterparts thereof.

(m) Security Documents. The Purchasers shall have received fully executed original copies of each Security Document required to be executed on the Closing Date (to the extent described in the General Disclosure Package and Indenture) and such evidence as they may reasonably require of the effectiveness of the security contemplated thereby and the perfection of the security interest created thereby (including, without limitation, the filing of UCC-1s, the recordation of mortgages or deeds of trust, recordations with the United States Patent and Trademark Office, delivery of certificated securities or other possessory collateral and the execution and delivery of control agreements, or, with respect to any mortgage or deed of trust, receipt by the Collateral Agent of the title policy insuring the lien of such mortgage or deed of trust and covering the gap of time between closing and the recordation of such mortgage or deed of trust).

(n) Officers’ Certificate. The Representatives shall have received on the date hereof and on the Closing Date a certificate, dated such date, signed by the Chief Executive Officer and by the Executive Vice President and Chief Financial Officer of the Company, in form and substance satisfactory to you, certifying after reasonable investigation that to their knowledge the information set forth in the General Disclosure Package and the Final Offering Circular, under the caption “Offering Circular Summary — Preliminary Financial Results” is accurate in all material respects at the respective dates and for the respective periods indicated.

The Company and the Guarantors will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Representatives may in their sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

8. Indemnification and Contribution. (a) Indemnification of Purchasers. The Company and each of the Guarantors will jointly and severally indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act (each, an “Indemnified Party”), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication (including without limitation any Supplemental Marketing Material), or arise out of or are based upon the omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents made in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

(b) Indemnification of Company. Each Purchaser will severally and not jointly indemnify and hold harmless the Company, each Guarantor, their respective directors and officers and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act (each, a “Purchaser Indemnified Party”), against any losses, claims, damages or liabilities to which such Purchaser Indemnified Party may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication, or arise out of or are based upon the omission or the alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or Hovnanian by such Purchaser through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser through the Representatives consists of the following information in the Preliminary and Final Offering Circular furnished on behalf of each Purchaser: under the caption “Plan of Distribution” paragraphs 3, 13 and 14 and the second and third sentences of paragraph 11; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s or Hovnanian’s failure to perform its obligations under Section 5(a) of this Agreement.

(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and each Guarantor and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act.

9. Default of Purchasers. If any Purchaser or Purchasers default(s) in its or their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the aggregate principal amount of Offered Securities that the Purchasers are obligated to purchase on the Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on the Closing Date. If any Purchaser or Purchasers so default(s) and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the aggregate principal amount of Offered Securities that the Purchasers are obligated to purchase on the Closing Date and arrangements satisfactory to the Representatives and the Company and Hovnanian for the purchase of such Offered Securities by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company or Hovnanian, except as provided in Section 10. As used in this Agreement, the term

“Purchaser” includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

10. Survival of Certain Representations and Obligations. The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and Hovnanian and the several Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Offered Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the officers or directors of any Purchaser, any person controlling any Purchaser, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of and payment for the Offered Securities hereunder and (iii) termination of this Agreement. If for any reason the Offered Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 7(b)(iii), (iv) (only to the extent there is a material suspension or material limitation of trading of securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange), (v), (vi) or (vii), the Company agrees to reimburse the several Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses that it has agreed to pay pursuant to Section 5(g) hereof. The Company also agrees to reimburse the several Purchasers, their directors and officers and any persons controlling any of the Purchasers for any and all fees and expenses (including, without limitation, the fees disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, their rights under Section 8 hereof).

11. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, or, if sent to the Company or the Guarantors, will be mailed, delivered or telegraphed and confirmed to it at K. Hovnanian Enterprises Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, fax. no. (732) 747-6835 and confirmation number (732)-747-7800, Attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

13. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15. Absence of Fiduciary Relationship. The Company and the Guarantors acknowledge and agree that the Purchasers are acting solely in the capacity of arm’s length contractual counterparties to them with respect to the Offered Securities and Guarantees (including in connection with determining the terms of the offering contemplated by this Agreement) and not as a financial advisor, agent or fiduciary to the Company, Guarantors or any other person. Additionally, the Purchasers are not advising the Company, Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated by this Agreement, and the Purchasers shall have no responsibility or liability to the Company or Guarantors with respect thereto. Any review by the Purchasers of the Company, Guarantors, the transactions contemplated by this Agreement or other matters relating to such transactions will be performed solely for the benefit of the Purchasers and shall not be on behalf of the Company or Guarantors.

16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with the Purchasers’ understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Guarantors and the several Purchasers in accordance with its terms.

Very truly yours,

K. HOVNANIAN ENTERPRISES, INC.

By: _/s/ Peter S. Reinhart_______
Name: Peter S. Reinhart
Title: Senior Vice President

HOVNANIAN ENTERPRISES, INC.

By: _/s/ Peter S. Reinhart__________
Name: Peter S. Reinhart
Title: Senior Vice President

On behalf of each entity named in
Schedule B hereto

By: _/s/ Peter S. Reinhart__________
Name: Peter S. Reinhart
Title: Senior Vice President

The foregoing Purchase Agreement

is hereby confirmed and accepted

as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By: _/s/ Eric Anderson __________

Name: Eric Anderson
Title: Managing Director

BANC OF AMERICA SECURITIES LLC

By: _/s/ John Rote___ __________

Name: John Rote
Title: Managing Director

J.P. MORGAN SECURITIES INC.

By: _/s/ Don Pombo ___ _________

Name: Don Pombo
Title: Executive Director

WACHOVIA CAPITAL MARKETS, LLC

By: _/s/ Darrell Perry___ __________

Name: Darrell Perry
Title: Director

Acting on behalf of themselves
and as Representatives of
the several Purchasers

SCHEDULE A

Manager	Principal Amount of Offered Securities
Credit Suisse Securities (USA) LLC	$ 180,300,000
Banc of America Securities LLC	112,800,000
J.P. Morgan Securities Inc.	112,800,000
Wachovia Capital Markets, LLC	84,000,000
Citigroup Global Markets Inc.	65,100,000
PNC Capital Markets LLC	30,000,000
Greenwich Capital Markets	15,000,000
Total	$ 600,000,000

SCHEDULE B

GUARANTORS

ALFORD, L.L.C.

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES NY, L.L.C.

BUILDER SERVICES PA, L.L.C.

DULLES COPPERMINE, L.L.C.

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR'S ABSTRACT CO., INC.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN ENTERPRISES, INC.

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

HUDSON POINTE JOINT DEVELOPMENT, L.L.C.

K. HOV I P, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENBERRY, L.L.C.

K. HOVNANIAN AT ALLENDALE, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BARNEGAT III, L.L.C.

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BERNARDS V, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMDEN I, L.L.C.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CARMEL VILLAGE, LLC

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD II, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT DOVER, L.L.C.

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT EASTLAKE, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT EWING, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FORKS TWP. I, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GALLOWAY, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

K. HOVNANIAN AT HAZLET, L.L.C.

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT HILLTOP, L.L.C.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA COSTA, LLC

K. HOVNANIAN AT LA HABRA KNOLLS, LLC

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT LOWER MORELAND III, L.L.C.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MACUNGIE, L.L.C.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MATSU, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MILLVILLE III, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT MONROE III, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MOSAIC, LLC

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, LLC

K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, LLC

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARK LANE, LLC

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT PHILADELPHIA II, L.L.C.

K. HOVNANIAN AT PHILADELPHIA III, L.L.C.

K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.

K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, LLC

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINGCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SUNSETS, LLC

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT WINCHESTER, LLC

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN FRANCISCUS HOMES, L.L.C.

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.

K. HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN INVESTMENTS II, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

"K. HOVNANIAN POLAND, SP .Z.O.O.

LISTED AS: K. HOVNANIAN POLAND"

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN'S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAILEY'S GLENN, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN'S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT OLDE LIBERTY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT VINT HILL, L.L.C.

K. HOVNANIAN'S FOUR SEASONS, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S PRIVATE HOME PORTFOLIO, L.L.C.

KHC ACQUISITION, INC.

KHIP, L.L.C.

LANDARAMA, INC.

M & M AT KENSINGTON WOODS, L.L.C.

M & M AT LONG BRANCH, INC

M&M AT APPLE RIDGE, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT COPPER BEECH, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT STATION SQUARE, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

M&M AT UNION, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

M&M INVESTMENTS, L.P.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MILLENNIUM TITLE AGENCY, LTD

MMIP, L.L.C.

NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PI INVESTMENTS II, L.L.C.

PINE AYR, LLC

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

RIDGEMORE UTILITY L.L.C.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, LLC

WESTMINSTER HOMES OF TENNESSEE, INC.

WESTMINSTER HOMES, INC.

WH LAND I, INC

WH PROPERTIES, INC.

WH/PR LAND COMPANY, L.L.C.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

SCHEDULE C

Issuer Free Writing Communications (included in the General Disclosure Package)

1. Final term sheet, dated May 16, 2008, a copy of which is attached hereto as Exhibit C-1.